UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

TREY RESOURCES, INC.
(Name of Registrant As Specified In Charter)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing Party:

4)	Date Filed:

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF TREY RESOURCES, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

TREY RESOURCES, INC.
5 Regent Street
Livingston, New Jersey 07039
(973) 958-9555

INFORMATION STATEMENT

May 27, 2011

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

To the Holders of Class A Common Stock of Trey Resources, Inc.:

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders  (the “Class A Stockholders”) of Class A common stock, par value $.00001 per share (the “Class A Common Stock”), of Trey Resources, Inc., a Delaware corporation (the “Company”), to notify such Class A Stockholders that on May 17, 2011, the Company received a unanimous written consent in lieu of a meeting of the holders of Series A Convertible Preferred Stock, par value $1.00 per share (the “Series A Preferred”).  Each share of Series A Preferred has the equivalent of five billion (5,000,000,000) votes of Class A Common Stock.  Currently, there are two holders of Series A Preferred (together, the “Series A Stockholders”), each holding one share of Series A Preferred, resulting in the Series A Stockholders holding in the aggregate approximately 55.4% of the total voting power of all issued and outstanding voting capital of the Company (the “Majority Stockholders”).   The Series A Stockholders and authorized the following:

•	The 1-for-1,811 reverse stock split of the Company’s issued and outstanding shares of Class A Common Stock (the “Reverse Stock Split”);

•
The decrease in the number of authorized shares of Class A Common Stock from ten billion (10,000,000,000) shares of Class A Common Stock to seven hundred and fifty million (750,000,000) shares of Class A Common Stock (the “Authorized Class A Share Decrease”);

•	The amendment to the par value (the “Par Change”) of blank check preferred stock from a par value $1.00 per share to a par value $0.001 per share.

•
A change in the conversion ratio at which the Class B common stock, par value $.00001 per share (the “Class B Common Stock”), of the Company converts into Class A Common Stock from (i) fifty percent (50%) of the lowest price ever paid for the issuance of Class A Common Stock for each one share of Class B Common Stock being converted to (ii) 1,975 shares of Class A Common Stock for each one share of Class B Common Stock ( the “Ratio Change”);

•	The cancellation of Class C Common Stock, par value $.00001 per share (the “Class C Common Stock”);

•	The change in the name of the Company from Trey Resources, Inc. to SilverSun Technologies, Inc. (the “Name Change”).

On May 17, 2011, the Board of Directors of the Company (the “Board”) approved, and recommended for approval to the holders having the power to vote with respect to the Class A Common Stock, the: (i) Reverse Stock Split; (ii) Authorized Class A Share Decrease; (iii) Par Change; (iv) Ratio Change; (v) cancellation of Class C Common Stock; and (vi) Name Change (collectively the “Actions”).  On May 17, 2011, the Majority Stockholders approved each of the Actions by written consent in lieu of a meeting in accordance with the Delaware General Corporation Law (“DGCL”).  Accordingly, your consent is not required and is not being solicited in connection with the approval of the Actions.

We will mail the Notice to the Class A Stockholders on or about May 27, 2011.  No mailing shall be made with respect to the Class B Common Stock and Class C Common Stock because there are no issued and outstanding shares of Class B Common Stock or Class C Common Stock as of the date of this mailing.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

The Board believes that the Class A Stockholders of the Company will benefit from the Reverse Stock Split because it believes that such Reverse Stock Split could be a catalyst for an increase in the stock price of the Class A Common Stock, which in turn could increase the marketability and liquidity of the Company’s Class A Common Stock, as well as increase the profile of the Company for private investment, acquisitions and other future opportunities that become available to the Company.

The Board believes that the Class A Stockholders of the Company will benefit from the Authorized Class A Share Decrease because such decrease may allow the Company greater flexibility in pursuing acquisitions, equity investments and other opportunities.

The Board believes that the Series A Stockholders will benefit from the Par Change because changing the par value of the Preferred Stock from $1.00 to $0.001 per share will provide the Company more flexibility to issue shares of Series A Preferred for a purchase price that the Board deems appropriate at the time of issuance.

The Board believes that the Class B Stockholders of the Company will benefit from the Ratio Change because it will give them more certainty and decrease the chance of market manipulation.

The Board believes that the cancellation of the Class C Common Stock will benefit the Company and its stockholders because the Class C Common Stock has never been issued and is thus, unnecessary, burdensome, confusing to investors and undesirable from a corporate governance perspective.

The Board believes that the Class A Stockholders of the Company will benefit from changing the name of the Company to SilverSun Technologies, Inc. because it will more accurately reflect and represent to the public the business of the Company.

Accordingly, it was the Board’s opinion that the Actions would better position the Company to attract potential business candidates and provide the Class A Stockholders a greater potential return.

INTRODUCTION

Section 228 of the Delaware General Corporation Law (“DGCL”) provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders' meeting convened for the specific purpose of such action. The DGCL, however, requires that in the event an action is approved by written consent, a Company must provide prompt notice of the taking of any corporate action without a meeting to the stockholders of record who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to a company.

In accordance with the foregoing, we will mail the Notice to the Class A Stockholders on or about May 27, 2011.  No mailing shall be made with respect to the Class B Common Stock and Class C Common Stock because there are no issued and outstanding shares of Class B Common Stock or Class C Common Stock as of the date of this mailing.

This Information Statement contains a brief summary of the material aspects of each of the Actions approved by the Board of Directors (the “Board”) of Trey Resources, Inc. (the “Company,” “we,” “our,” or “us”) and the holders of Series A Convertible Preferred Stock (the “Series A Preferred”), which have voting rights with respect to the Class A Common Shares and constitute a majority of the voting power of the Class A Common Stock.

Series A Preferred

By unanimous written consent of the Board (as permitted under Section 141 of the DGCL), the designation, rights, preferences and privileges of the Series A Preferred were established by the Board (as is permitted under Section 151 of the DGCL and by the Certificate of Incorporation, as amended, of the Company).  The designation, rights, preferences and privileges that the Board established for the Series A Preferred is set forth in a Certificate of Designation that was filed with the Secretary of State of the State of Delaware on May 4, 2011.  Among other things, the Certificate of Designation provides that each one share of Series A Preferred (the “Series A Stockholders”) has the equivalent of five billion (5,000,000,000) votes of Class A Common Stock.

By unanimous written consent of the Board, the Board issued one share of Series A Preferred to each of two persons (together, the “Series A Stockholders”).  As a result of the voting rights granted to the Series A Preferred, the Series A Stockholders hold in the aggregate approximately 55.4% of the total voting power of all issued and outstanding voting capital of the Company.

As of May 17, 2011, there were issued and outstanding (i) 8,053,568,518 shares of our Class A Common Stock pre-Reverse Stock Split, (i) zero shares of our Class B Common Stock, (iii) zero shares of our Class C Common Stock, and (iv) two (2) shares of our Series A Preferred.  Based on the foregoing, the total aggregate amount of votes entitled to vote regarding the approval of the Actions is eighteen billion fifty three million five hundred sixty eight thousand five hundred and eighteen (18,053,568,518) (the sum of the votes represented by the issued and outstanding shares of Class A Common Stock and Series A Preferred).  Pursuant to Section 228 of the DGCL, at least fifty one percent (51%) of the voting equity of the Company, or at least nine billion forty four million eight hundred thirty seven thousand eight hundred and twenty eight (9,044,837,828) votes, are required to approve the Actions by written consent. The Series A Stockholders, which hold in the aggregate ten billion (10,000,000,000), or approximately 55.4% of the voting equity of the Company, have voted in favor of the Actions, thereby satisfying the requirement under Section 228 of the DGCL that at least a majority of the voting equity vote in favor of a corporate action by written consent.

The following table sets forth the name of the Series A Stockholders, the number of shares of Series A Preferred held by each Series A Stockholder, the total number of votes that the Series A Stockholders voted in favor of the Actions and the percentage of the issued and outstanding voting equity of the Company that voted in favor of the actions.

Name of Series A Stockholder	Number of Shares of Series A Preferred held	Number of Votes held by such Series A Stockholder	Number of Votes that Voted in favor of the Actions	Percentage of the Voting Equity that Voted in favor of the Actions
Crandall Melvin III	1	5,000,000,000	5,000,000,000	27.7%

Philip J. Failla	1	5,000,000,000	5,000,000,000	27.7%

ACTIONS TO BE TAKEN

The Reverse Stock Split, Authorized Share Decrease, Ratio Change, Par Change, cancellation of the Class C Common Stock and Name Change will become effective on the date that we file the Fourth Amended and Restated Certificate of Incorporation of the Company (the “Amendment”) with the Secretary of State of the State of Delaware.  Such filing can occur no earlier than twenty (20) calendar days after the mailing of this information statement.

Notwithstanding the foregoing, we must first notify FINRA of the intended Reverse Stock Split and Name Change by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of such Actions.  Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.  In connection with the Name Change, we will request a new ticker symbol, but such request will not be processed until sixty (60) days after FINRA has announced the Name Change to the market.

We currently expect to file the Amendment on or about June 30, 2011.

With respect to each Action described in this Information Statement, the Board reserves the right, notwithstanding that the Series A Stockholders have approved each Action, to elect not to proceed with one or more Actions if, at any time prior to filing the Amendment, the Board, in its sole discretion, determines that it is no longer in the Company’s best interests and the best interests of the Company’s stockholders to consummate any one or more of the Actions.

1-FOR-1,811 REVERSE STOCK SPLIT

GENERAL

Our Board approved by unanimous written consent a 1-for-1,811 reverse stock split (“Reverse Stock Split”).  Pursuant to the Reverse Stock Split, each one thousand eight hundred and eleven (1,811) shares of our Class A Common Stock will be automatically converted, without any further action by the Class A Stockholders, into one share of Class A Common Stock.  No fractional shares of Class A Common Stock will be issued as the result of the Reverse Stock Split.  Instead, the Company will issue to the Class A Stockholders one additional share of Class A Common Stock for each fractional share.  The Company anticipates that the effective date of the Reverse Stock Split will be on or about June 30, 2011.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OF SHARES PURSUANT TO THE FRACTIONAL SHARES.

PURPOSE AND MATERIAL EFFECTS OF THE REVERSE STOCK SPLIT

Our Board believes that, among other reasons, the number of outstanding shares of Class A Common Stock have contributed to a lack of investor interest in the Company and has made it difficult for the Company to attract new investors and potential business candidates.  Our Board proposed the Reverse Stock Split as one method to attract business opportunities for the Company.  Our Board believes that the Reverse Stock Split could increase the stock price of our Class A Common Stock and that the higher stock price could help generate interest in the Company by investors and provide business opportunities.

However, the effect of the Reverse Stock Split, if any, upon the stock price for our Class A Common Stock cannot be predicted, and the history of similar stock split combinations for companies like us is varied. Further, we cannot assure you that the stock price of our Class A Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of Class A Common Stock outstanding as a result of the Reverse Stock Split because, among other things, the stock price of our Class A Common Stock may be based on our performance and other factors as well.

The principal effect of the Reverse Stock Split will be the reduction in the number of shares of Class A Common Stock issued and outstanding from 8,053,568,518 shares as of May 17, 2011 to approximately four million four hundred forty seven thousand and twenty eight (4,447,028) shares (depending on the number of fractional shares that are issued). The Reverse Stock Split will affect all of our Class A Stockholders uniformly and will not affect any Class A Stockholder’s percentage ownership interest in the Company or proportionate voting power, except to the extent that the Reverse Stock Split results in any of our Class A Stockholders holding a fractional share of our Class A Common Stock. The Class A Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split shall not affect any rights, privileges or obligations with respect to the shares of Class A Common Stock existing prior to the Reverse Stock Split, nor does it increase or decrease the market capitalization of the Company. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” under Rule 13e-3 of the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

By reducing the number of issued and outstanding shares of Class A Common Stock, more shares of Class A Common Stock are available for issuance as a result of the Reverse Stock Split.  The Board believes that the availability of more shares of Class A Common Stock for issuance will allow the Company greater flexibility in pursuing financing from investors and issuing shares of Class A Common Stock in exchange for such financing, meeting business needs as they arise, taking advantage of favorable opportunities, and responding to a changing corporate environment.  Although the foregoing effect is mitigated somewhat by the reduction in the number of authorized shares of Class A Common Stock described below, the number of shares of Class A Common Stock remaining available for issuance is still greater than prior to the Reverse Stock Split because we are not reducing the total number of authorized shares of Class A Common Stock by the same ratio as the Reverse Stock Split.

The following chart depicts the capitalization structure of the Company both pre-Reverse Stock Split and post-Reverse Stock Split (the post-split shares of Class A Common Stock may differ slightly based on the number of fractional shares), taking into effect the Authorized Class A Share Decrease:

Pre-Reverse Stock Split

Authorized Shares of Class A Common Stock	Issued Shares	Authorized but Unissued
10,000,000,000	8,053,568,518	1,946,431,482

Post-Reverse Stock Split

Authorized Shares	Issued Shares	Authorized but Unissued
750,000,000	4,447,028	745,552,972

CERTAIN RISKS ASSOCIATED WITH REVERSE STOCK SPLIT

You should recognize that you will own a fewer number of shares of Class A Common Stock than you presently own. While we hope that the Reverse Stock Split will result in an increase in the potential stock price of our Class A Common Stock, we cannot assure you that the Reverse Stock Split will increase the potential stock price of our Class A Common Stock by a multiple equal to the inverse of the Reverse Stock Split ratio or result in the permanent increase in any potential stock price (which is dependent upon many factors, including our performance and prospects). Should the stock price of our Class A Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the possibility exists that potential liquidity in the stock price of our Class A Common Stock could be adversely affected by the reduced number of shares of Class A Common Stock that would be outstanding after the Reverse Stock Split. In addition, the Reverse Stock Split will increase the number of Class A Stockholders of the Company who own odd lots (less than 100 shares). Class A Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. As a result, we cannot assure you that the Reverse Stock Split will achieve the desired results that have been outlined above.

ANTI-TAKEOVER EFFECTS OF THE REVERSE STOCK SPLIT

THE OVERALL EFFECT OF THE REVERSE STOCK SPLIT MAY BE TO RENDER MORE DIFFICULT THE CONSUMMATION OF MERGERS WITH THE COMPANY OR THE ASSUMPTION OF CONTROL BY A PRINCIPAL STOCKHOLDER, AND THUS MAKE IT DIFFICULT TO REMOVE MANAGEMENT.

A possible effect of the Reverse Stock Split is to discourage a merger, tender offer or proxy contest, or the assumption of control by a holder of a large block of the Company’s voting securities and the removal of incumbent management.  Our management could use the additional shares of Class A Common Stock available for issuance to resist or frustrate a third-party take-over effort favored by a majority of the independent Class A Stockholders that would provide an above market premium by issuing additional shares of Class A Common Stock.

The Reverse Stock Split is not the result of management’s knowledge of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise. Nor is the Reverse Stock Split a plan by management to adopt a series of amendments to the Company’s charter or by-laws to institute an anti-takeover provision.  The Company does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.  As discussed above, the reason for the Reverse Stock Split is to increase the amount of shares of Class A Common Stock that the Company is able to issue in order to attract potential investors and conduct equity financings.

PROCEDURE FOR EFFECTING REVERSE STOCK SPLIT AND EXCHANGE OF STOCK CERTIFICATES

We anticipate that the Reverse Stock Split will become effective on or about June 30, 2011, or as soon thereafter as is reasonably practicable (the “Effective Date”). Beginning on the Effective Date, each stock certificate representing pre-Reverse Stock Split shares of Class A Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares of Class A Common Stock.

Our transfer agent, Fidelity Transfer Company, will act as exchange agent (the “Exchange Agent”) for purposes of implementing the exchange of stock certificates. Holders of pre- Reverse Stock Split shares of Class A Common Stock are asked to surrender to the Exchange Agent stock certificates representing pre-Reverse Stock Split shares of Class A Common Stock in exchange for stock certificates representing post- Reverse Stock Split shares of Class A Common Stock in accordance with the procedures set forth in the letter of transmittal enclosed with this Information Statement. No new stock certificates will be issued to a Class A Stockholder until such Class A Stockholder has surrendered the outstanding stock certificate(s) held by such Class A Stockholder, together with a properly completed and executed letter of transmittal.

Further, prior to filing the Fourth Amended and Restated Certificate of Incorporation reflecting the Reverse Stock Split, we must first notify the Financial Industry Regulatory Authority (“FINRA”) by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to our anticipated record date of June 30, 2011 for the Reverse Stock Split.  Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

CLASS A STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

FRACTIONAL SHARES

 No fractional shares of Class A Common Stock will be issued as the result of the Reverse Stock Split.  Instead, the Company will issue to the Class A Stockholders one additional share of Class A Common Stock for each fractional share.

NO APPRAISAL RIGHTS

Under the DGCL, our Class A Stockholders are not entitled to appraisal rights in connection with the Reverse Stock Split.

REDUCTION IN THE NUMBER OF AUTHORIZED SHARES
OF CLASS A COMMON STOCK

GENERAL

The number of authorized shares of our Class A Common Stock will be decreased from ten billion (10,000,000,000) shares to seven hundred and fifty million (750,000,000) shares (the “Authorized Class A Share Decrease”). The par value of Class A Common Stock will not be affected by such Authorized Class A Share Decrease.

PURPOSE AND EFFECT OF REDUCING THE NUMBER OF AUTHORIZED SHARES

Our Board does not anticipate a need for ten billion (10,000,000,000) authorized shares of Class A Common Stock if the number of outstanding shares of Class A Common Stock is reduced as the result of the Reverse Stock Split. In addition, the large number of authorized shares of Class A Common Stock could make a potential investor wary of such a large number.  Further, the Authorized Class A Share Decrease could limit some anti-takeover strategies that may be implemented, as the number of shares of Class A Common Stock that are issuable would be decreased, because the greater the ability to issue additional shares of Class A Common Stock, the greater the dilution of the stock ownership or voting rights of persons seeking to obtain control of us, and the harder to obtain control of the Company. The Board  is not aware of any attempt, or contemplated attempt, to acquire control of the Company.

CHANGE IN PAR VALUE OF THE SERIES A PREFERRED

GENERAL

The par value of our Preferred Stock will be changed from $1.00 par value per share to $0.001 par value per share.

PURPOSE AND EFFECT OF THE PAR CHANGE

Under the DDGCL, the Company cannot issue its capital stock for consideration which is less than the par value of such stock. The Company does not currently have plans to issue Preferred Stock for consideration which is less than its current par value of $1.00 per share. However, changing the par value of the Preferred Stock from $1.00 to $0.001 will provide the Company more flexibility to issue shares of Series A Preferred for a purchase price which the Board deems appropriate at the time of issuance.  The Par Change will not have any immediate effect on the rights of existing stockholders.

RATIO CHANGE

GENERAL

On May 17, 2011, the Board approved and received written consent from the Series A Stockholders  to amend the conversion ratio pursuant to which the Class B common stock, par value $.00001 per share (the “Class B Common Stock”), is converted into Class A Common Stock, so that each holder of Class B Common Stock (“Class B Stockholder”) shall have the right to convert each share of Class B Common Stock into one thousand nine hundred and seventy five  (1,975) shares of Class A Common Stock.

PURPOSE AND EFFECT OF THE RATIO CHANGE

Currently, the Class B Stockholders have the right to convert one share of Class B Common Stock into that number of Class A Common Stock calculated by dividing the number of Class B Common Stock being converted by a multiplier (the “Multiplier”) equal to fifty percent (50%) of the lowest price the Company has ever issued Class A Common Stock.  The Board is amending the conversion ratio by making the Multiplier a fixed number of one thousand nine hundred and seventy five (1,975) because the Board believes that Class B Stockholders will benefit from more certainty as opposed to depending on market conditions and fluctuations.  Furthermore, a set number of shares of Class A Common Stock into which the shares of Class B Common stock convert makes the Class A Common Stock less susceptible to market manipulation from, for example, markups by selling broker-dealers and the subsequent wholesale dumping of the same securities after prices have been manipulated to a desired level, causing the collapse of those prices.

CANCELLATION OF CLASS C COMMON STOCK

GENERAL

On May 17, 2011, the Board approved and received written consent from the Series A Stockholders  to cancel the Class C Common stock, par value $.00001 (the “Class C Common Stock”), of the Company.  Currently there are no shares of Class C Common Stock issued and outstanding.

PURPOSE AND EFFECT OF THE ELIMINATION OF CLASS C COMMON STOCK

We have never issued and we do not intend to issue shares of Class C Common Stock, and believe continuing to have shares of Class C Common Stock authorized is unnecessary, burdensome, confusing to investors and the capital markets, and undesirable from a corporate governance perspective.  Accordingly, we are cancelling the Class C Common Stock, effective upon the filing of the Amendment.  The elimination of the Class C Common Stock does not affect in any respect the rights, powers or privileges of holders of the outstanding securities of the Company.

NAME CHANGE

REASONS

We believe that changing the name of the Company to SilverSun Technologies, Inc. will more of accurately reflect and represent to the public the business of the Company.  In connection with the name change, we intend to file with FINRA a request to obtain a new ticker symbol.  Our request for a new ticker symbol, however, will not be processed until sixty (60) days after FINRA has announced our Name Change to the market.

WHEN THE NAME WILL GO INTO EFFECT

Prior to filing the Fourth Amended and Restated Certificate of Incorporation reflecting the Name Change, we must first notify FINRA by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of the Name Change.  Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of our Class A Common Stock as of May 17, 2011 of (i) each person known to us to beneficially own more than 10% of Class A Common Stock, (ii) our directors, (iii) each named executive officer and (iv) all directors and named executive officers as a group.  As of May 17, 2011, there were a total of 8,053,568,518 shares of Class A Common Stock outstanding. Each share of Class A Common Stock is entitled to one vote on matters on which holders of voting stock of the Company are eligible to vote.  The column entitled “Percentage of Total Voting Stock” shows the percentage of total voting stock beneficially owned by each listed party.

The number of shares beneficially owned is determined under the rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.  Under those rules, beneficial ownership includes any shares as to which a person or entity has sole or shared voting power or investment power plus any shares which such person or entity has the right to acquire, within sixty (60) days of May 17, 2011 through the exercise or conversion of any stock option, convertible security, warrant or other right.  Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

		Common Stock Beneficially Owned
Name/Address	Title of Class	Number	Percent

Mark Meller, President	Class A Common Stock	1,946,431,482(1)	19.46%
c/o Trey Resources, Inc.
5 Regent Street, Suite 520
Livingston, New Jersey 07039
Crandall Melvin III (2)	---	---	27.5	%(3)
c/o Trey Resources, Inc.
5 Regent Street, Suite 520
Livingston, New Jersey 07039

Philip Failla (2)	---	---	27.5	%(3)
c/o Trey Resources, Inc.
5 Regent Street, Suite 520
Livingston, New Jersey 07039
Directors and executive officer as a group	Class A Common Stock		19.46%

(1) Includes 150,000,000 shares of Class A Common Stock currently held by Mr. Meller and 1,796,431,482 shares of Class A Common Stock  issuable, at any time and from time to time in Mr. Meller’s sole and absolute discretion, by the Company to Mr. Meller in partial payment of obligations of the Company to Mr. Meller in the aggregate amount of $1,293,341 for unpaid salary, unpaid expense and auto allowances, and a one-time payment in connection with a spin-off involving the Company (together, the “Obligation”).  The Obligation may be paid by the Company by either (at the option of Mr. Meller in his sole and absolute discretion) the Company’s issuance of (i) that number of shares of Class A Common Stock calculated by dividing (x) the sum of the amount being prepaid by (y) 50% of the lowest issue price of shares of Class A Common Stock since the Company first incurred a payment obligation to Mr. Meller or (ii) one share of Class B Common Stock for each one dollar of the Obligation being paid.  Assuming that Mr. Meller chooses to have the entire amount of the Obligation be paid through the issuance of Class A Common Stock, Mr. Meller would be entitled to receive 25,866,811,000 shares of Class A Common Stock.  Notwithstanding the foregoing, however, Mr. Meller would be limited, based on there being only 10,000,000,000 shares of Class A Common Stock authorized,  to being issued a maximum of 1,946,431,482, which is the difference between (x) 10,000,000,000 and (y) 8,053,568,518 (the number of shares of outstanding Class A Common Stock as of May 13, 2011).

(2)  Such individual does not own any shares of Class A Common Stock, but instead owns one (1) share of Series A Preferred, which has the voting power equivalent to 5,000,000,000 Class A Common Stock votes.

(3)  This percentage represents the voting power of such stockholder, not the beneficial ownership of shares of Class A Common Stock, since the no shares of Class A Common Stock is held by such individual.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the Securities and Exchange Commission (the “SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

The following documents, as filed with the SEC by the Company, are incorporated herein by reference:

(1)	Annual Report on Form 10-K for the fiscal year ended December 31, 2010;

(2)	Quarterly Report on Form 10-Q for the three months ended September 30, 2010;

(3)	Quarterly Report on Form 10-Q for the three months ended June 30, 2010; and
(4)	Quarterly Report on Form 10-Q for the three months ended March 31, 2010.

You may request a copy of these filings, at no cost, by writing Trey Resources, Inc. at 5 Regent Street, Livingston, New Jersey 07039 or telephoning the Company at (973) 958-9555. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

This Information Statement is provided to the holder of Class A Common Stock of the Company only for information purposes in connection with the Actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

/s/ Mark Meller
Mark Meller
Chief Executive Officer and Director

Dated: May 17, 2011